                                                                   EXHIBIT 10.20

     NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO TRANSFER, SALE, OR OTHER DISPOSITION OF THIS WARRANT OR ANY SECURITIES ISSUED HEREUNDER MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS WARRANT OR SUCH SECURITIES, AS THE CASE MAY BE, HAS BECOME EFFECTIVE UNDER SAID ACT, OR THE ISSUER HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH REGISTRATION IS NOT REQUIRED.

     IN ADDITION, BOTH THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS SET FORTH IN A UNANIMOUS SHAREHOLDERS' AGREEMENT DATED AS OF APRIL 1, 1997, BY AND AMONG THE ISSUER OF THIS WARRANT, THE HOLDER HEREOF (OR SUCH HOLDER'S PREDECESSOR-IN-INTEREST), AND CERTAIN OTHERS, AS SUCH AGREEMENT MAY BE AMENDED AND/OR RESTATED AND IN EFFECT FROM TIME TO TIME. THE ISSUER WILL FURNISH A COPY OF SUCH AGREEMENT TO THE REGISTERED HOLDER OF THIS WARRANT UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                             STOCK PURCHASE WARRANT


NO. W-1                                                            APRIL 1, 1997

     RoweCom Inc. (the "Company"), a Delaware corporation, hereby certifies that subject to the terms and conditions set forth herein, Philippe Villers is entitled on any one occasion before 5:00 p.m. (Boston time) on the fifth anniversary of the date hereof, to purchase from the Company up to 80,645 fully paid and non-assessable shares of the class of the Company's capital stock determined in accordance with the following paragraphs A-C, for a purchase price of $2.48 per share (such purchase price, subject to adjustment as provided herein, the "Exercise Price").

     A. The type and number of shares of capital stock purchasable pursuant to this Warrant and the Exercise Price payable therefor shall be determined as follows. Reference is made to the Unanimous Shareholders' Agreement dated as of April 1, 1997, by and among the Company and the "Shareholder" parties thereto, as such agreement may be amended and/or restated and in effect from time to time (the "Shareholders' Agreement"), and capitalized terms used and not otherwise defined in the following paragraphs B and C have the respective meanings set forth in the Shareholders' Agreement. For purposes of this Warrant, "Stock" means the type of stock purchasable hereunder, as determined in accordance with the following paragraphs B and C.

     B.   If prior to the time of exercise, WV has not exercised its Exchange
                                                   ---
Option, then the shares purchasable pursuant to this Warrant will be shares of the Company's Class A Preferred Stock, $0.01 par value per share.

     C.   If prior to the time of exercise, WV has exercised its Exchange
                                               ---
Option, then the shares purchasable pursuant to this Warrant will be shares of the Company's Common Stock, $0.01 par value per share.

     1.   EXERCISE OF WARRANT.

     (A) MECHANICS OF EXERCISE. This Warrant may be exercised by the registered holder hereof by surrender to the Company of this Warrant, with the attached form of subscription agreement duly executed by such holder, accompanied by payment, by check payable to the order of the Company or by wire transfer to its account, in an amount equal to the product of (i) the number of shares of Stock for which this Warrant is then being exercised (such shares, the "Exercise Shares") multiplied by (ii) the Exercise Price.

     Notwithstanding the foregoing or any other provision hereof, this Warrant shall be and be deemed to have been exercised in full, automatically and without further action by the holder hereof, upon the closing of the first public offering of securities of the Company registered in an effective registration statement filed under the Securities Act of 1933, as amended; provided, that in such case, the holder shall pay and be deemed to have paid the aggregate Exercise Price for the Exercise Shares by surrendering its rights to receive a portion of the Exercise Shares having a fair market value (determined by reference to the price at which a share of the Company's Common Stock, $0.01 par value, is initially offered to the public in such offering, as set forth on the cover of the final prospectus in connection with such offering; such price, the "Public Offering Price") equal to such aggregate Exercise Price, and shall receive upon such exercise the excess of (i) the number of Exercise Shares to which such holder would otherwise be entitled upon such exercise, minus (ii) the number of Exercise Shares so surrendered.

     (B) WARRANT AGENT. In the event that a bank or trust company is appointed as trustee for the holder of this Warrant pursuant to Section 3(b) hereof, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 8 hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, upon exercise of this Warrant.

     (C) EXPIRATION. This Warrant and the holder's rights hereunder shall expire as of 5:00 p.m. (Boston time), on the fifth anniversary of the date hereof.

     2.   DELIVERY OF STOCK CERTIFICATES; FRACTIONAL SHARES.

     (A) DELIVERY OF STOCK CERTIFICATES. As soon as is practicable after any exercise of this Warrant, the Company, at its own expense shall deliver to the registered holder hereof a stock certificate representing the shares of Stock, other securities, cash, and/or property to which such holder is entitled in respect of such exercise.

     (B) FRACTIONAL SHARES. In the event that any exercise of this Warrant would, but for the provisions of this Section 2(b), result in the issuance of any fractional share of Stock, then in lieu of such fractional share the registered holder hereof shall be entitled to cash equal to the fair market value of such fractional share, as determined in good faith by the Company's Board of Directors.

     3.   ADJUSTMENT FOR REORGANIZATIONS, CONSOLIDATIONS, MERGERS, ETC.

     (A) CERTAIN ADJUSTMENTS. In case at any time or from time to time prior to the exercise of this Warrant, the Company shall (i) effect a capital reorganization, reclassification, or recapitalization, (ii) consolidate with or merge with or into any other person or entity, or (iii) transfer all or substantially all of its properties or assets to any other person or entity under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the registered holder of this Warrant, upon exercise hereof at any time after or simultaneously with the consummation of such reorganization, recapitalization, consolidation, or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the shares of Stock issuable upon such exercise before such consummation or effective date, the other securities, cash, and/or property to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided herein.

     (B) APPOINTMENT OF TRUSTEE FOR WARRANT HOLDERS UPON DISSOLUTION. In the event of any dissolution of the Company, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock, other securities, property, and/or cash receivable by the registered holder of this Warrant after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the registered holder of this Warrant.

     (C) CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger, or transfer (and any dissolution following any transfer) referred to in this
Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Stock, other securities, cash, and/or property receivable on the exercise of this Warrant after or simultaneously with the consummation of such reorganization, consolidation, or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person or entity acquiring all or substantially all of the properties or assets of the Company, whether or not such person or entity shall have expressly assumed the terms of this Warrant as provided in Section 5 hereof.

     4. ADJUSTMENTS FOR STOCK SPLITS, ETC. If at any time or from time to time there shall occur any stock split, stock dividend, reverse stock split, or other combination or subdivision of the Stock (a "Stock Event"), then the number of shares of Stock issuable upon exercise hereof shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder immediately after such Stock Event to the total number of shares of Stock of the Company outstanding immediately after such Stock Event is equal to the proportion of the number of shares of Stock issuable hereunder immediately before such Stock Event to the total number of shares of Stock of the Company outstanding immediately before such Stock Event. The Exercise Price shall be proportionately decreased or increased upon the occurrence of any Stock Event.

     5. NO DILUTION OR IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the registered holder of this Warrant against dilution. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (ii) shall take all such action as may be necessary or appropriate in order that the

Company may validly and legally issue fully paid and non-assessable shares of stock upon exercise of this Warrant from time to time, and (iii) shall not transfer all or substantially all of its properties and assets to any other person or entity or consolidate into or merge with or into any other person or entity (if the Company is not the surviving entity), unless such other person or entity shall expressly agree in writing (naming the registered holder hereof, as such, as an intended third-party beneficiary) to assume and be bound by all the terms of this Warrant applicable to the Company.

     6. NOTICES OF RECORD DATE, ETC. In the event from time to time of any proposed or contemplated:

          (a) taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or any consolidation or merger of the Company with or into, any other person or entity; or

          (c) voluntary or involuntary dissolution, liquidation, or winding-up of the Company;

then, and in each such event, the Company shall mail or cause to be mailed to the registered holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right, or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation, or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Stock shall be entitled to exchange their shares of Stock for securities, cash, and/or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation, or winding-up. Such notice shall be mailed at least thirty days prior to the earliest date specified in such notice on which any such action or transaction is to be taken or consummated.

     7. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company at all times and from time to time shall reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Stock equal to the aggregate number of shares of Stock from time to time issuable upon exercise of this Warrant. If at any time the Company does not have sufficient authorized shares to comply with the foregoing sentence, the Company promptly shall take all steps necessary to amend its Certificate of Incorporation to provide a reserved number of shares of Stock sufficient to effect the exercise in full of this Warrant.

     8. WARRANT AGENT. The Company may, by written notice to the registered holder of this Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Stock upon exercise of this Warrant, exchanging or replacing this Warrant, or any of the foregoing, and thereafter any such issuance, exchange, or replacement, as the case may be, shall be made at such office by such agent.

     9. CAPTIONS. The captions of sections or subsections of this Warrant are for reference only and shall not affect the interpretation or construction of this Warrant.

     10. EQUITABLE RELIEF. The Company hereby acknowledges that any breach by it of its obligations under this Warrant would cause substantial and irreparable damage to the registered holder hereof, and that money damages would be an inadequate remedy therefor, and accordingly, acknowledges and agrees that, in addition to any other rights and remedies to which the registered holder hereof may be entitled in respect of any breach of such obligations, such holder shall be entitled to an injunction, specific performance, and/or other equitable relief to prevent the breach of such obligations.

     11. WAIVERS. No waiver of any breach or default hereunder shall be valid unless in a writing signed by the registered holder hereof. No failure or other delay by the registered holder hereof exercising any right, power, or privilege hereunder shall be or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

     12. GOVERNING LAW. This Warrant shall be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law).

             [The rest of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the Company has executed and delivered this Warrant as of the date first above written.

                                         ROWECOM INC.


                                         By _________________________
                                            Name:
                                            Title:

                             FORM OF SUBSCRIPTION


(To be signed only on exercise of
Stock Purchase Warrant)

TO:  ROWECOM INC.

     The undersigned, the Holder of the enclosed Stock Purchase Warrant, hereby irrevocably elects to exercise such Warrant for, and to purchase thereunder ____________ shares of Stock of RoweCom Inc. and herewith makes payment of $______________ therefor, 1/ and requests that the certificates for such
                          -
shares be issued in the name of, and delivered to _____________________________, whose address is __________________________________.


Dated___________________________            ______________________________
                                            (Signature must conform in all
                                            respects to name of Holder as
                                            specified on the face of the
                                            Warrant)

                                            ______________________________
                                                    (Address)


_________________________

  1/  Appropriate changes to be made in the case of a "cashless" exercise of
  -
the Warrant pursuant to Section 1(a) hereof.

                              FORM OF ASSIGNMENT

(To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers to _________________ the "Assignee") the rights represented by the enclosed Stock Purchase Warrant of RoweCom Inc. (the "Company"), a Delaware corporation, and appoints ___________ as the undersigned's attorney to transfer such rights on the books of the Company, with full power of substitution in the premises.


Dated_____________________                  ______________________________
                                            (Signature must conform in all
                                            respects to name of Holder as
                                            specified on the face of the
                                            Warrant)

                                            ______________________________
                                                    (Address)